UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Capital and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Capital and Income Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its

Legg Mason Partners Capital and Income Fund         I

statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened,

II         Legg Mason Partners Capital and Income Fund

however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.97%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Capital and Income Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners Capital and Income Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the financial markets, 2007 was a tumultuous year that, remarkably, managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.

But while the stock market was performing well, headlines began to shift to concerns about rising subprime mortgage default rates, which rapidly grew into a full-fledged crisis for the collateralized debt market. As news of the crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.

Despite high levels of volatility during the course of the year, the U.S. equity market managed to perform well in 2007. This was notable, especially in light of the bursting of the housing market bubble, record high oil prices, weakening consumer spending and intensifying concerns about inflation and recession. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57%. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and Information Technology (“IT”) sectors all had strong double-digit gains over the same period.

Turning to the bond market, it also experienced periods of unnerving volatility during the year. Changing perceptions regarding the economy, inflation and future Fed monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)v growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing

Legg Mason Partners Capital and Income Fund 2007 Annual Report         1

their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount ratevi and the federal funds ratevii in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexviii, returned 6.97%.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Capital and Income Fund, excluding sales charges, returned 6.77%. These shares outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average1 which increased 5.34% over the same time frame. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index, returned 5.49% and 6.97%, respectively, for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 458 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Capital and Income Fund — Class A Shares	-0.29%	6.77%

S&P 500 Index	-1.37%	5.49%

Lehman Brothers U.S. Aggregate Index	5.93%	6.97%

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[1]	0.52%	5.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -0.60%, Class C shares returned -0.63% and Class I shares returned -0.15% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned 6.16%, Class C shares returned 5.98% and Class I shares returned 7.13% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.06%, 1.60%, 1.80% and 0.75%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.79% for Class C shares and 0.74% for Class I shares until May 1, 2008.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. In the equity portion of the Fund, relative to the S&P 500 Index, overall stock selection accounted for most of the outperformance for the reporting period. In addition, sector allocation contributed meaningfully to results. In particular, stock selection in the Financials, Consumer Discretionary and IT sectors made significant contributions to relative performance. The Fund’s overweights to the Energy and IT sectors were also beneficial to relative results. On an individual stock basis, the leading contributors to performance included positions in Diamond Offshore Drilling Inc., Crosstex Energy Inc. and Transocean, Inc., all in the Energy sector. Elsewhere, Las Vegas Sands Corp. in the Consumer Discretionary sector and Altria Group Inc. in the Consumer Staples sector boosted returns.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 472 funds for the six-month period and among the 458 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         3

In the fixed-income portion of the Fund, during the fiscal year, we positioned the Fund in anticipation of a steepening yield curveix. This was beneficial to performance as the yield curve did steepen. During the period, the spread between the yield on long-term and short-term Treasurys increased as short-term rates declined more than their longer-term counterparts. A small exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)x enhanced results as inflationary pressures increased.

What were the leading detractors from performance?

A. In the equity portion of the Fund, relative to the S&P 500 Index, significant detractors from performance included stock selection in the Energy sector and underweights to the Materials and Consumer Staples sectors. On an individual stock basis, the leading detractors from performance included holdings in Warner Music Group Corp. and Time Warner Inc., both in the Consumer Discretionary sector and Fidelity National Financial Inc. (Class A Shares), UBS AG and American Express Co., all in the Financials sector.

In the fixed-income portion of the Fund, given the fallout from the U.S. subprime mortgage meltdown and several flights to quality, the Fund’s exposure to the mortgage-backed sector detracted from performance. In addition, the Fund’s exposure to select lower-quality securities hurt performance as riskier assets sold off during the second half of the year given increased investor risk aversion.

Q. Were there any significant changes to the Fund during the reporting period?

A. In the equity portion of the Fund, during the fiscal year, we significantly increased its weightings in the Energy and Telecommunication Services sectors, moving from underweighted to overweighted positions in both sectors. We also reduced its overweighted allocations to the Financials and Consumer Discretionary sectors. We closed a number of positions during the year, including holdings in McDonald’s Corp. in the Consumer Discretionary sector, WellPoint Inc. in the Health Care sector, Microsoft Corp. in the IT sector, as well as ACE Ltd. and First American Corp., both in the Financials sector. We established new positions in a number of companies, including Invesco Ltd. in the Financials sector, Liberty Media Holding Corp. (Capital Group, Series A Shares) in the Consumer Discretionary sector, EMC Corp. in the IT sector, as well as SBA Communications Corp. (Class A) in the Telecommunication Services sector and Medtronic Inc. in the Health Care sector.

There were no significant changes made to the fixed-income portion of the Fund during the 12-month reporting period.

4         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Thank you for your investment in Legg Mason Partners Capital and Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Gendelman Portfolio Manager Clearbridge Advisors, LLC (Equity Portion)	Western Asset Management Company (Fixed-Income Portion)

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Altria Group Inc. (2.7%), Crosstex Energy Inc. (2.7%), Bank of America Corp. (2.5%), Invesco Ltd. (2.4%), Liberty Media Holding Corp., Capital Group, Series A Shares (2.3%), EMC Corp. (2.2%), SBA Communications Corp., Class A (2.2%), Time Warner Inc. (2.2%), Crown Castle International Corp. (2.1%) and American International Group Inc. (2.1%). Please refer to pages 11 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Common Stocks (77.5%), Corporate Bonds & Notes (9.9%), Mortgage-Backed Securities (6.0%), Collateralized Senior Loans (1.6%) and Collateralized Mortgage Obligations (0.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield securities are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         5

Fund at a Glance (unaudited)

6         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	-0.29%	$1,000.00	$997.10	1.08%	$5.44

Class B	-0.60	1,000.00	994.00	1.64	8.24

Class C	-0.63	1,000.00	993.70	1.79	9.00

Class I	-0.15	1,000.00	998.50	0.74	3.73

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1019.76	1.08%	$5.50

Class B	5.00	1,000.00	1016.94	1.64	8.34

Class C	5.00	1,000.00	1016.18	1.79	9.10

Class I	5.00	1,000.00	1021.48	0.74	3.77

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	6.77%	6.16%	5.98%	7.13%

Five Years Ended 12/31/07	13.80	13.21	12.94	14.23

Ten Years Ended 12/31/07	6.64	6.08	N/A	7.02

Inception* through 12/31/07	9.95	10.53	5.57	9.37

	With Sales Charges(3)
	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	0.64%	1.48%	5.04%	7.13%

Five Years Ended 12/31/07	12.47	13.09	12.94	14.23

Ten Years Ended 12/31/07	6.01	6.08	N/A	7.02

Inception* through 12/31/07	9.52	10.53	5.57	9.37

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	90.12%

Class B (12/31/97 through 12/31/07)	80.42

Class C (Inception* through 12/31/07)	67.73

Class I (12/31/97 through 12/31/07)	97.02

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class B, Class C and Class I shares are November 6, 1992, September 16, 1985, June 15, 1998 and February 7, 1996, respectively.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of Legg Mason Partners Capital and Income Fund vs. S&P 500 Index and Lehman Brothers U.S. Aggregate Index† (December 1997 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 77.5%
CONSUMER DISCRETIONARY — 9.1%
Household Durables — 0.0%
2,330,496	Home Interiors & Gifts Inc. (a)(b)*	$2

Media — 8.3%
1,237,870	E.W. Scripps Co., Class A Shares	55,716,529
1,048,500	Lamar Advertising Co., Class A Shares	50,401,395
654,910	Liberty Media Holding Corp., Capital Group, Series A Shares*	76,290,466
4,331,900	Time Warner Inc.	71,519,669
3,460,200	Warner Music Group Corp.	20,968,812

	Total Media	274,896,871

Specialty Retail — 0.8%
936,600	TJX Cos. Inc.	26,908,518

	TOTAL CONSUMER DISCRETIONARY	301,805,391

CONSUMER STAPLES — 2.7%
Food & Staples Retailing — 0.0%
28,868	FHC Delaware Inc. (a)(b)*	0

Food Products — 0.0%
1,948	Aurora Foods Inc. (a)(b)*	0

Tobacco — 2.7%
1,191,000	Altria Group Inc.	90,015,780

	TOTAL CONSUMER STAPLES	90,015,780

ENERGY — 13.1%
Energy Equipment & Services — 5.2%
355,700	Diamond Offshore Drilling Inc.	50,509,400
1,824,300	Halliburton Co.	69,159,213
555,240	SEACOR Holdings Inc.*	51,492,958

	Total Energy Equipment & Services	171,161,571

Oil, Gas & Consumable Fuels — 7.9%
447,175	Anadarko Petroleum Corp.	29,374,926
283,340	China Petroleum & Chemical Corp., ADR	41,990,988
2,410,082	Crosstex Energy Inc.	89,751,454
530,650	Devon Energy Corp.	47,180,091
969,900	Newfield Exploration Co.*	51,113,730
123,340	SandRidge Energy Inc.*	4,422,972

	Total Oil, Gas & Consumable Fuels	263,834,161

	TOTAL ENERGY	434,995,732

FINANCIALS — 18.2%
Capital Markets — 7.7%
2,510,730	Invesco Ltd.	78,786,707
404,500	Lehman Brothers Holdings Inc. (c)	26,470,480

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Capital Markets — 7.7% (continued)
462,600	Merrill Lynch & Co. Inc. (c)	$24,832,368
2,070,199	Och-Ziff Capital Management Group	54,404,830
305,000	Pzena Investment Management Inc., Class A	3,477,000
1,470,500	UBS AG	67,643,000

	Total Capital Markets	255,614,385

Commercial Banks — 2.0%
2,253,300	Wells Fargo & Co. (c)	68,027,127

Consumer Finance — 2.1%
1,320,550	American Express Co.	68,695,011

Diversified Financial Services — 2.5%
2,033,100	Bank of America Corp. (c)	83,885,706

Insurance — 3.9%
1,204,951	American International Group Inc.	70,248,643
4,112,701	Fidelity National Financial Inc., Class A Shares	60,086,562

	Total Insurance	130,335,205

	TOTAL FINANCIALS	606,557,434

HEALTH CARE — 7.3%
Health Care Equipment & Supplies — 2.1%
1,384,400	Medtronic Inc.	69,593,788

Health Care Providers & Services — 3.3%
987,100	Quest Diagnostics Inc.	52,217,590
975,140	UnitedHealth Group Inc.	56,753,148

	Total Health Care Providers & Services	108,970,738

Pharmaceuticals — 1.9%
972,000	Johnson & Johnson	64,832,400

	TOTAL HEALTH CARE	243,396,926

INDUSTRIALS — 10.5%
Aerospace & Defense — 1.8%
775,300	United Technologies Corp.	59,341,462

Building Products — 1.9%
3,113,300	Assa Abloy AB	61,938,978

Commercial Services & Supplies — 2.9%
2,088,190	Covanta Holding Corp.*	57,759,335
1,202,100	Monster Worldwide Inc.*	38,948,040

	Total Commercial Services & Supplies	96,707,375

Industrial Conglomerates — 1.8%
1,666,840	General Electric Co.	61,789,759

Machinery — 2.1%
1,489,500	Dover Corp.	68,651,055

	TOTAL INDUSTRIALS	348,428,629

See Notes to Financial Statements.

12         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 9.6%
Communications Equipment — 3.4%
2,320,670	Cisco Systems Inc.*	$62,820,537
1,270,200	QUALCOMM Inc.	49,982,370

	Total Communications Equipment	112,802,907

Computers & Peripherals — 2.3%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0
3,999,500	EMC Corp.*	74,110,735

	Total Computers & Peripherals	74,110,735

Internet Software & Services — 2.2%
166,210	Equinix Inc.*	16,798,845
1,505,900	VeriSign Inc.*	56,636,899

	Total Internet Software & Services	73,435,744

Software — 1.7%
2,528,200	Oracle Corp.*	57,086,756

	TOTAL INFORMATION TECHNOLOGY	317,436,142

TELECOMMUNICATION SERVICES — 4.3%
Wireless Telecommunication Services — 4.3%
1,697,480	Crown Castle International Corp.*	70,615,168
2,134,700	SBA Communications Corp., Class A*	72,238,248

	TOTAL TELECOMMUNICATION SERVICES	142,853,416

UTILITIES — 2.7%
Gas Utilities — 1.4%
1,030,290	National Fuel Gas Co.	48,093,937

Independent Power Producers & Energy Traders — 1.3%
975,600	NRG Energy Inc.*	42,282,504

	TOTAL UTILITIES	90,376,441

	TOTAL COMMON STOCKS (Cost — $2,510,363,327)	2,575,865,891

PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
321	Class B Shares (a)(b)*	0
177	Class C Shares (a)(b)*	0
466	Class D Shares (a)(b)*	1
964	Class E Shares (a)(b)*	1

	Total Diversified Financial Services	2

Thrifts & Mortgage Finance — 0.1%
85,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%	2,222,750
2,800	Federal National Mortgage Association (FNMA), 7.000% (d)	129,763

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 0.1% (continued)
60,000	Federal National Mortgage Association (FNMA), 8.250%	$1,545,000

	Total Thrifts & Mortgage Finance	3,897,513

	TOTAL PREFERRED STOCKS (Cost — $3,774,075)	3,897,515

Face Amount
ASSET-BACKED SECURITIES — 0.3%
Automobiles — 0.0%
$750,000	ARG Funding Corp., 4.290% due 4/20/11 (e)	746,047

Diversified Financial Services — 0.0%
2,750,744	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/12 (a)(b)(f)	0

Home Equity — 0.3%
196,879	ACE Securities Corp., 5.035% due 1/25/36 (d)	84,635
24,705	Argent Securities Inc., 4.925% due 5/25/36 (d)	24,641
	Bear Stearns Asset-Backed Securities Trust:
200,000	5.215% due 9/25/34 (d)	194,952
622,694	5.145% due 2/25/36 (d)	601,159
349,152	Centex Home Equity Loan Trust, 3.235% due 2/25/32	341,333
129,939	Cityscape Home Equity Loan Trust, 6.525% due 7/25/28 (b)(d)	64,970
316,277	Countrywide Asset-Backed Certificates, 6.033% due 6/25/34 (d)	256,722
	Countrywide Home Equity Loan Trust:
532,400	5.318% due 12/15/33 (d)	525,687
666,805	5.348% due 3/15/34 (d)	644,745
835,215	5.248% due 11/15/35 (d)	751,948
982,556	5.258% due 2/15/36 (d)	958,700
420,834	CS First Boston Mortgage Securities Corp., 6.415% due 2/25/31 (d)	333,166
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (b)(e)	59
196,445	First Horizon ABS Trust, 5.025% due 10/25/34 (d)	161,028
180,065	Fremont Home Loan Trust, 5.965% due 2/25/34 (d)	153,751
192,839	Green Tree Financial Corp., 7.070% due 1/15/29	202,254
83,745	GSAMP Trust, 4.965% due 1/25/36 (d)	61,078
152,741	Indymac Home Equity Loan Asset-Backed Trust, 5.035% due 4/25/36 (d)	131,099
435,524	Irwin Home Equity, 4.720% due 6/25/35	433,202
44,194	IXIS Real Estate Capital Trust, 4.925% due 8/25/36 (d)	43,904
2,951	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (e)	2,872
	Option One Mortgage Loan Trust:
146,018	5.705% due 2/25/33 (d)	137,312
314,307	6.515% due 7/25/33 (d)	276,543
750,000	5.915% due 5/25/34 (d)	682,442
167,104	RAAC, 5.135% due 5/25/36 (d)(e)	138,754
377,217	Renaissance Home Equity Loan Trust, 6.765% due 3/25/34 (d)	346,981
165,211	SACO I Trust, 5.035% due 3/25/36 (d)	95,635

See Notes to Financial Statements.

14         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Home Equity — 0.3% (continued)
	Sail Net Interest Margin Notes:
$141,210	7.750% due 4/27/33 (b)(e)	$14
35,690	5.500% due 3/27/34 (e)	2,389
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32 (a)	150,524
268,188	WMC Mortgage Loan Pass-Through Certificates, 7.278% due 10/15/29 (d)	243,761

	Total Home Equity	8,046,260

	TOTAL ASSET-BACKED SECURITIES (Cost — $12,942,307)	8,792,307

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
380,000	American Home Mortgage Investment Trust, 5.665% due 11/25/45 (d)	371,500
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (d)	1,810,254
1,776,341	Banc of America Funding Corp., 5.789% due 6/20/35 (d)	1,772,651
158,639	Banc of America Mortgage Securities, 4.803% due 9/25/35 (d)	157,522
886,953	Bayview Commercial Asset Trust, 5.135% due 4/25/36 (d)(e)	838,969
2,176,053	Bear Stearns ARM Trust, 5.783% due 2/25/36 (d)	2,134,324
1,147,383	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35 (d)	1,106,769
	Countrywide Alternative Loan Trust:
197,203	5.118% due 11/20/35 (d)	184,612
1,294,893	5.135% due 1/25/36 (d)	1,221,747
168,718	5.065% due 5/25/36 (d)	159,921
200,051	5.075% due 7/25/46 (d)	187,321
	Countrywide Home Loan, Mortgage Pass-Through Trust:
114,410	5.195% due 2/25/35 (d)	108,450
165,637	5.165% due 5/25/35 (d)	156,400
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.555% due 2/15/39 (d)	1,830,423
166,840	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.972% due 8/25/35 (d)	164,552
	Downey Savings & Loan Association Mortgage Loan Trust:
556,838	5.385% due 9/19/44 (d)	527,431
153,738	5.175% due 3/19/45 (d)	146,439
161,613	5.708% due 3/19/46 (d)	156,361
161,613	5.708% due 3/19/47 (d)	146,285
	Federal Home Loan Mortgage Corp. (FHLMC):
65,453	6.000% due 3/15/34 (d)	65,435
544,681	PAC, 6.000% due 4/15/34 (d)	541,828
197,296	GSR Mortgage Loan Trust, 5.024% due 10/25/35 (d)	198,617
	Harborview Mortgage Loan Trust:
155,770	5.365% due 11/19/34 (d)	153,316
173,399	5.315% due 1/19/35 (d)	167,475
116,399	Indymac Index Mortgage Loan Trust, 6.309% due 3/25/35 (d)	115,889
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (d)	258,909
1,507,517	Lehman XS Trust, 5.085% due 4/25/46 (d)	1,426,064
235,056	Luminent Mortgage Trust, 5.105% due 4/25/36 (d)	221,251
630,000	Merrill Lynch Mortgage Trust, 5.659% due 5/12/39 (d)	649,796

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9% (continued)
	MLCC Mortgage Investors Inc.:
$361,545	5.785% due 4/25/29 (d)	$355,119
453,795	5.745% due 5/25/29 (d)	434,475
	Structured Adjustable Rate Mortgage Loan Trust:
275,371	4.920% due 3/25/34 (d)	275,113
66,944	7.116% due 6/25/34 (d)	67,344
1,425,231	5.373% due 5/25/35 (d)	1,431,462
251,120	Structured Asset Mortgage Investments Inc., 5.075% due 5/25/46 (d)	235,785
	Structured Asset Securities Corp.:
1,312,834	5.500% due 3/25/19	1,323,505
530,335	5.965% due 2/25/28 (d)	512,912
244,640	5.865% due 3/25/28 (d)	220,246
	Thornburg Mortgage Securities Trust:
2,703,071	6.220% due 9/25/37 (d)	2,681,466
2,922,552	6.231% due 9/25/37 (c)(d)	2,935,153
841,915	5.115% due 7/25/45 (d)	841,762
	Washington Mutual Inc.:
112,213	5.942% due 9/25/36 (d)	113,451
765,998	5.225% due 10/25/45 (d)	700,568
238,738	5.135% due 12/25/45 (d)	226,211
130,322	5.155% due 12/25/45 (d)	123,232
	Washington Mutual Mortgage Pass-Through Certificates:
735,808	5.185% due 1/25/45 (d)	697,244
858,443	5.205% due 1/25/45 (d)	815,239
143,041	Washington Mutual Pass-Through Certificates, 5.145% due 11/25/45 (d)	134,304
139,165	Wells Fargo Mortgage Backed Securities Trust, 5.242% due 4/25/36 (d)	138,891
136,586	Zuni Mortgage Loan Trust, 4.995% due 8/25/36 (d)	130,658

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $31,748,682)	31,374,651

COLLATERALIZED SENIOR LOANS — 1.6%
Aerospace & Defense — 0.0%
	Dubai Aerospace Enterprise, Term Loan:
418,160	7.803% due 7/31/09 (d)	417,899
831,840	8.933% due 7/31/14	828,850

	Total Aerospace & Defense	1,246,749

Airlines — 0.1%
1,000,000	Delta Airlines Inc., Term Loan, 8.610% due 4/30/14	955,714
1,441,653	United Airlines Inc., Term Loan B, 6.688% due 1/12/14 (d)	1,350,148

	Total Airlines	2,305,862

Auto Components — 0.1%
2,000,000	Allison Transmission, Term Loan B, 7.965% due 8/7/14 (d)	1,872,142
1,000,000	Visteon Corp., Term Loan, Tranch B, 8.380% due 6/20/13 (d)	933,500

	Total Auto Components	2,805,642

See Notes to Financial Statements.

16         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Capital Markets — 0.0%
$1,000,000	Nuveen Investments Inc., Term Loan B, 7.724% due 11/1/14 (d)	$991,161

Chemicals — 0.0%
997,486	Georgia Gulf Corp., Term Loan B, 5.771% due 9/1/13	961,119

Commercial Services & Supplies — 0.1%
1,000,000	Nielson Finance, Term Loan B, 7.360% due 8/15/13	950,278
997,494	US Investigations Services Inc., Term Loan B, 8.238% due 2/21/15	943,879

	Total Commercial Services & Supplies	1,894,157

Diversified Consumer Services — 0.0%
1,000,000	Thomson Learning Hold, Term Loan B, 7.950% due 7/5/14 (d)	947,986

Diversified Financial Services — 0.1%
997,500	Chrysler Financial, Term Loan B, 9.360% due 8/3/12	961,681
1,000,000	Iconix, Term Loan B, 7.450% due 5/1/14 (d)	945,000
997,481	Sally Holdings LLC, Term Loan B, 7.519% due 11/15/13 (d)	962,985

	Total Diversified Financial Services	2,869,666

Diversified Telecommunication Services — 0.1%
2,000,000	Cablevision Systems Corp., Term Loan B, 6.897% due 3/30/13	1,893,572
1,000,000	Insight Midwest, Term Loan B, 7.000% due 4/10/14 (d)	967,222

	Total Diversified Telecommunication Services	2,860,794

Electric Utilities — 0.0%
1,250,000	TXU Corp., Term Loan B, 8.396% due 10/10/14	1,228,595

Electrical Equipment — 0.0%
1,000,000	Sensata Technologies, Term Loan, 6.760% due 4/27/13	952,857

Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
61,872	Term Loan, 1.000% due 7/2/14	59,645
938,128	Term Loan B, 7.756% due 7/2/14	904,365
997,487	HCA Inc., Term Loan B, 7.448% due 11/1/13	962,533
997,494	Health Management Association, Term Loan B, 6.948% due 1/16/14	933,349
1,000,000	Manor Care Inc., Term Loan B, 7.900% due 11/15/14	958,125

	Total Health Care Providers & Services	3,818,017

Hotels, Restaurants & Leisure — 0.1%
1,000,000	Aramark Corp., Term Loan, 1.000% due 1/31/14	952,875
	Golden Nugget Inc., Term Loan:
363,636	1.000% due 6/8/14	343,636
636,364	6.742% due 6/14/14 (d)	601,364
997,468	MGM MIRAGE Inc., Term Loan B, 8.448% due 4/8/11 (d)	926,739
1,000,000	Six Flags, Term Loan B, 7.750% due 5/31/13	920,694

	Total Hotels, Restaurants & Leisure	3,745,308

Household Products — 0.0%
927,909	Yankee Candle, Term Loan B, 7.200% due 1/15/14 (d)	869,915

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         17

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

IT Services — 0.1%
$1,960,000	First Data Corp., 7.960% due 10/15/14 (d)	$1,866,339

Media — 0.3%
	Charter Communications, Term Loan B:
1,000,000	6.990% due 3/15/14 (d)	936,298
1,000,000	7.360% due 3/15/14	936,298
1,000,000	Citadel Broadcasting Corp., Term Loan A, 6.670% due 6/12/13 (d)	896,250
1,000,000	CMP Susquehanna Corp., 7.015% due 6/7/13 (d)	937,813
1,000,000	Idearc Inc., Term Loan B, 7.200% due 11/1/14	954,034
1,246,875	LodgeNet Entertainment Corp., Term Loan B, 7.200% due 4/4/14 (d)	1,202,455
1,000,000	Regal Cinemas, Term Loan B, 6.330% due 10/19/10	952,102
	Univision Communications Inc., Term Loan B:
33,557	1.000% due 9/15/14	30,663
966,443	7.206% due 9/15/14	883,087
1,000,000	UPC, Term Loan N, 7.130% due 3/30/14 (d)	949,063

	Total Media	8,678,063

Multiline Retail — 0.1%
1,000,000	Dollar General Corp., Term Loan B, 7.734% due 7/15/14 (d)	920,781
1,500,000	Neiman Marcus Group Inc., Term Loan B, 7.448% due 3/13/13	1,446,063

	Total Multiline Retail	2,366,844

Oil, Gas & Consumable Fuels — 0.1%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 8.198% due 3/30/14	91,874
904,048	Term Loan, 8.198% due 3/30/14 (d)	865,626
2,000,000	Brand Energy and Infrastructure Services Inc., Term Loan B, 8.125% due 2/7/14	1,965,000

	Total Oil, Gas & Consumable Fuels	2,922,500

Paper & Forest Products — 0.1%
1,500,000	Georgia-Pacific Corp., Term Loan, 6.750% due 12/23/13	1,431,696
1,000,000	NewPage Corp., Term Loan, Tranche B, 8.688% due 11/5/14 (d)	995,781

	Total Paper & Forest Products	2,427,477

Pharmaceuticals — 0.1%
750,000	Leiner Health Products Group Term Loan B, 9.650% due 5/26/11	633,375
1,000,000	Royalty Pharma, Term Loan B, 7.095% due 5/15/14	997,292

	Total Pharmaceuticals	1,630,667

Semiconductors & Semiconductor Equipment — 0.0%
997,481	Freescale Semiconductor Inc., Term Loan, Tranch B, 7.330% due 12/1/13 (d)	926,723

Specialty Retail — 0.1%
1,000,000	Amscan Holdings Inc. Term Loan B, 7.485% due 5/1/13	930,000
997,481	Michaels Stores Inc. Term Loan B, 7.619% due 10/31/13 (d)	920,176
1,000,000	PETCO Animal Supplies Inc., Term Loan B, 7.328% due 11/15/13	961,042

	Total Specialty Retail	2,811,218

Thrifts & Mortgage Finance — 0.0%
1,000,000	GM, Term Loan B, 7.585% due 12/15/13 (d)	936,663

See Notes to Financial Statements.

18         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Wireless Telecommunication Services — 0.0%
$500,000	Alltel Wireless Corp., Term Loan B, 7.593% due 11/15/14 (d)	$482,222
	Telesat Canada:
6,562	Delayed Draw Term Loan, Tranch B, 8.000% due 10/15/14	6,416
72,178	Term Loan, 6.260% due 10/15/14	70,583
921,260	Telesat Ganada, Term Loan B, 7.901% due 10/15/14	900,892

	Total Wireless Telecommunication Services	1,460,113

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $54,796,098)	53,524,435

CORPORATE BONDS & NOTES — 9.9%
Aerospace & Defense — 0.1%
180,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	178,650
1,500,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (e)(g)	1,488,750
5,465	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (a)(b)(f)	0

	Total Aerospace & Defense	1,667,400

Airlines — 0.1%
	Continental Airlines Inc.:
700,000	Notes, 8.750% due 12/1/11	663,250
	Pass-Through Certificates:
54,633	8.312% due 4/2/11	53,743
230,000	7.339% due 4/19/14	212,175
1,210,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (e)	1,282,600
	United Airlines Inc., Pass-Through Certificates:
230,000	6.831% due 9/1/08	267,191
245,469	7.811% due 10/1/09	289,654
162,820	8.030% due 7/1/11	189,685
105,000	6.932% due 9/1/11	124,950

	Total Airlines	3,083,248

Auto Components — 0.2%
730,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (e)(g)	647,875
1,625,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	1,202,500
4,500,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (c)	4,005,000

	Total Auto Components	5,855,375

Automobiles — 0.2%
120,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08	119,550
	Ford Motor Co.:
95,000	Debentures, 8.875% due 1/15/22	76,000
2,645,000	Notes, 7.450% due 7/16/31	1,977,138
6,725,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23 (c)	5,380,000

	Total Automobiles	7,552,688

Beverages — 0.1%
1,750,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	1,763,125

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         19

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Building Products — 0.3%
$5,000,000	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09 (c)	$5,246,970
2,785,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (c)	2,854,625
1,160,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	933,800
1,925,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.452% due 3/1/14	1,135,750

	Total Building Products	10,171,145

Capital Markets — 0.3%
50,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17	44,888
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	41,134
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (d)(h)	71,293
80,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	79,783
4,150,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (c)(e)	3,810,327
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (d)(h)	115,971
	Lehman Brothers Holdings Inc.:
50,000	5.250% due 2/6/12	49,519
3,320,000	Medium-Term Notes, 6.750% due 12/28/17 (c)	3,428,119
460,000	Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	469,135
500,000	Merrill Lynch & Co. Inc., Medium-Term Notes, 3.700% due 4/21/08	496,424
	Morgan Stanley:
30,000	Medium-Term Notes, 5.659% due 10/18/16 (d)	28,038
100,000	Subordinated Notes, 4.750% due 4/1/14	93,809

	Total Capital Markets	8,728,440

Chemicals — 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	146,250
2,580,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	2,070,450
495,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	527,175
110,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (e)	84,150

	Total Chemicals	2,828,025

Commercial Banks — 0.5%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (d)(h)	44,411
400,000	Depfa ACS Bank, 5.125% due 3/16/37 (e)	396,854
	Glitnir Banki HF:
	Notes:
240,000	6.330% due 7/28/11 (e)	234,809
970,000	6.375% due 9/25/12 (e)	952,494
200,000	Subordinated Bonds, 7.451% due 9/14/16 (d)(e)(h)	184,321
520,000	Subordinated Notes, 6.693% due 6/15/16 (d)(e)	524,239
330,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (d)(e)(h)	309,182
	ICICI Bank Ltd., Subordinated Bonds:
320,000	6.375% due 4/30/22 (d)(e)	286,840
100,000	6.375% due 4/30/22 (d)(e)	90,675

See Notes to Financial Statements.

20         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Commercial Banks — 0.5% (continued)
$120,000	Landsbanki Islands HF, 6.100% due 8/25/11 (e)	$118,362
4,500,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(d)(e)(h)	4,471,407
1,710,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (e)	1,624,500
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (d)(e)	61,279
4,575,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(d)(e)(h)	3,890,182
90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (d)	75,128
	TuranAlem Finance BV, Bonds:
1,740,000	8.250% due 1/22/37 (e)	1,487,700
170,000	8.250% due 1/22/37 (e)	145,775
160,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	156,652
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	93,637

	Total Commercial Banks	15,148,447

Commercial Services & Supplies — 0.1%
1,465,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,532,756
840,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	756,000
2,050,000	US Investigations Services Inc., Senior Notes, 10.500% due 11/1/15 (e)	1,886,000
570,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	603,301

	Total Commercial Services & Supplies	4,778,057

Computers & Peripherals — 0.0%
350,000	International Business Machines Corp., Medium-Term Notes, 3.800% due 2/1/08	349,767

Consumer Finance — 0.8%
50,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (d)	50,781
	Ford Motor Credit Co.:
4,400,000	Notes, 7.000% due 10/1/13 (c)	3,679,834
	Senior Notes:
5,169,000	9.750% due 9/15/10 (c)	4,935,103
3,537,000	10.241% due 6/15/11 (c)(d)	3,355,605
	General Motors Acceptance Corp.:
5,300,000	Bonds, 8.000% due 11/1/31 (c)	4,456,616
	Notes:
5,000,000	5.625% due 5/15/09 (c)	4,718,825
5,000,000	6.750% due 12/1/14 (c)	4,037,975
350,000	John Deere Capital Corp., 3.900% due 1/15/08	349,880
	SLM Corp., Medium-Term Notes:
200,000	5.284% due 1/26/09 (d)	193,217
500,000	4.880% due 1/31/14 (d)	409,705

	Total Consumer Finance	26,187,541

Containers & Packaging — 0.2%
690,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	638,250

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         21

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Containers & Packaging — 0.2% (continued)
$2,745,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	$2,724,412
1,725,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (e)	1,733,625

	Total Containers & Packaging	5,096,287

Diversified Consumer Services — 0.0%
	Education Management LLC/Education Management Finance Corp.:
195,000	Senior Notes, 8.750% due 6/1/14	196,706
785,000	Senior Subordinated Notes, 10.250% due 6/1/16	812,475
250,000	Service Corp. International, Debentures, 7.875% due 2/1/13	252,569

	Total Diversified Consumer Services	1,261,750

Diversified Financial Services — 0.6%
600,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	519,000
1,360,000	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	1,335,516
798,331	Air 2 US, 8.027% due 10/1/19 (e)	802,323
575,000	American Express Credit Corp., Notes, 3.000% due 5/16/08	571,438
	Bank of America Corp.:
330,000	5.125% due 11/15/14	325,295
400,000	Subordinated Notes, 5.420% due 3/15/17	387,209
3,635,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (c)(e)	2,953,438
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	200,169
350,000	Citigroup Inc., 3.500% due 2/1/08	349,557
915,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (e)	943,575
70,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67 (d)	72,406
900,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (d)(e)	859,842
1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	1,247,785
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	178,615
250,000	JPMorgan Chase & Co., Subordinated Notes, 5.750% due 1/2/13	255,038
	Leucadia National Corp, Senior Notes:
520,000	8.125% due 9/15/15	522,600
120,000	7.125% due 3/15/17	111,600
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (d)(h)	189,732
650,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	687,375
	Residential Capital LLC, Senior Notes:
240,000	7.625% due 11/21/08	192,000
140,000	7.814% due 4/17/09 (d)	100,100
390,000	7.615% due 5/22/09 (d)	278,850
630,000	7.500% due 2/22/11	395,325
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (d)(e)(h)	92,622
	TNK-BP Finance SA:
1,430,000	7.500% due 7/18/16 (e)	1,388,888
250,000	6.625% due 3/20/17 (e)	228,750

See Notes to Financial Statements.

22         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Diversified Financial Services — 0.6% (continued)
$4,585,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (c)	$4,435,987

	Total Diversified Financial Services	19,625,035

Diversified Telecommunication Services — 0.4%
385,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	368,638
1,225,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,228,136
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	10,569
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(f)	0
	Hawaiian Telcom Communications Inc.:
200,000	Senior Notes, 9.750% due 5/1/13	199,500
445,000	Senior Subordinated Notes, 12.500% due 5/1/15	461,687
3,610,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (c)	3,745,375
470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	504,370
	Level 3 Financing Inc, Senior Notes:
500,000	9.250% due 11/1/14	455,000
300,000	9.150% due 2/15/15 (d)	254,250
640,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (e)	659,200
	Telecom Italia Capital S.p.A.:
301,000	Notes, 4.000% due 11/15/08	297,175
380,000	Senior Notes, 5.250% due 10/1/15	370,795
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,637,884
	Virgin Media Finance PLC, Senior Notes:
2,150,000	8.750% due 4/15/14	2,144,625
910,000	9.125% due 8/15/16	905,450
800,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	844,000

	Total Diversified Telecommunication Services	14,086,654

Electric Utilities — 0.1%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	93,509
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	26,879
	FirstEnergy Corp., Notes:
360,000	6.450% due 11/15/11	372,058
840,000	7.375% due 11/15/31	924,384
290,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	317,550
	Pacific Gas & Electric Co.:
500,000	4.200% due 3/1/11	492,370
50,000	First Mortgage Bonds, 6.050% due 3/1/34	50,080
420,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (e)	368,550

	Total Electric Utilities	2,645,380

Electronic Equipment & Instruments — 0.2%
	NXP BV/NXP Funding LLC:
4,690,000	Senior Notes, 9.500% due 10/15/15 (c)	4,308,937
	Senior Secured Notes:
1,000,000	7.993% due 10/15/13 (d)	923,750
85,000	7.875% due 10/15/14	81,175

	Total Electronic Equipment & Instruments	5,313,862

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         23

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Energy Equipment & Services — 0.1%
$1,755,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$1,706,737
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	20,300
500,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14 (e)	513,750
145,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	162,269

	Total Energy Equipment & Services	2,403,056

Food & Staples Retailing — 0.1%
	CVS Caremark Corp.:
1,340,000	6.943% due 1/10/30 (e)	1,347,765
257,189	Pass-Through Certificates, 5.298% due 1/11/27 (e)	257,376
	CVS Lease Pass-Through Trust:
697,814	5.880% due 1/10/28 (e)	705,713
772,485	6.036% due 12/10/28 (e)	743,878
400,000	Kroger Co., Senior Notes, 6.750% due 4/15/12	424,975
325,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	327,365
475,000	Wal-Mart Stores Inc., 4.550% due 5/1/13	473,307

	Total Food & Staples Retailing	4,280,379

Health Care Providers & Services — 0.4%
70,000	Cardinal Health Inc., 5.850% due 12/15/17	70,233
1,140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	1,167,075
	HCA Inc.:
2,090,000	Notes, 6.375% due 1/15/15	1,776,500
1,553,000	Senior Notes, 6.500% due 2/15/16	1,320,050
	Senior Secured Notes:
1,080,000	9.250% due 11/15/16	1,136,700
1,295,000	9.625% due 11/15/16 (g)	1,372,700
3,075,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (c)	3,090,375
190,000	Reable Therapeutics Finance LLC, Senior Notes, 10.875% due 11/15/14 (e)	187,150
	Tenet Healthcare Corp., Senior Notes:
2,300,000	7.375% due 2/1/13	2,024,000
5,000	9.875% due 7/1/14	4,788
250,000	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	249,777
520,000	US Oncology Holdings Inc., 10.759% due 3/15/12 (d)(g)	434,200
80,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	80,689

	Total Health Care Providers & Services	12,914,237

Hotels, Restaurants & Leisure — 0.3%
640,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (f)	246,400
1,490,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,393,150
450,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	427,500
225,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	147,938
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	137,200
	MGM MIRAGE Inc.:
1,680,000	Senior Notes, 7.625% due 1/15/17	1,667,400
1,670,000	Senior Subordinated Notes, 8.375% due 2/1/11	1,715,925

See Notes to Financial Statements.

24         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 0.3% (continued)
$300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	$283,500
3,905,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12 (c)	3,963,575
640,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	566,400
	Station Casinos Inc.:
	Senior Notes:
300,000	6.000% due 4/1/12	268,500
205,000	7.750% due 8/15/16	186,037
570,000	Senior Subordinated Notes, 6.875% due 3/1/16	418,950
250,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (e)	253,750

	Total Hotels, Restaurants & Leisure	11,676,225

Household Durables — 0.2%
200,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(f)	0
1,660,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	1,220,100
880,000	KB Home, Senior Subordinated Notes, 8.625% due 12/15/08	866,800
1,495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,524,900
3,000,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.471% due 9/1/12	2,715,000

	Total Household Durables	6,326,800

Independent Power Producers & Energy Traders — 0.8%
2,144,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	2,085,327
	AES Corp.:
2,300,000	8.000% due 10/15/17 (e)	2,363,250
	Senior Notes:
717,000	8.875% due 2/15/11	751,058
3,100,000	7.750% due 3/1/14 (c)	3,138,750
420,000	7.750% due 10/15/15 (e)	428,400
	Edison Mission Energy, Senior Notes:
1,130,000	7.750% due 6/15/16	1,169,550
600,000	7.625% due 5/15/27	567,000
	Energy Future Holdings, Senior Notes:
1,260,000	10.875% due 11/1/17 (e)	1,272,600
7,100,000	11.250% due 11/1/17 (c)(e)(g)	7,206,500
384,647	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	425,997
	NRG Energy Inc., Senior Notes:
1,300,000	7.250% due 2/1/14	1,270,750
4,525,000	7.375% due 2/1/16 (c)	4,423,187
10,000	7.375% due 1/15/17	9,775
1,325,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	1,064,217

	Total Independent Power Producers & Energy Traders	26,176,361

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         25

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Industrial Conglomerates — 0.1%
$450,000	General Electric Co., Notes, 5.000% due 2/1/13	$456,232
699,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	739,192
	Tyco International Group SA:
	Notes:
100,000	6.125% due 11/1/08	100,880
40,000	6.125% due 1/15/09	40,508
1,170,000	6.000% due 11/15/13	1,204,050
1,780,000	6.875% due 1/15/29	1,807,756
300,000	Senior Notes, 6.375% due 10/15/11	310,728

	Total Industrial Conglomerates	4,659,346

Insurance — 0.0%
220,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	221,858
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	119,516
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (d)	460,299

	Total Insurance	801,673

IT Services — 0.1%
430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (e)(g)	402,050
90,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	92,948
1,585,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	1,628,587
150,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15	129,375

	Total IT Services	2,252,960

Machinery — 0.0%
140,000	Terex Corp., Senior Subordinated Notes, 8.000% due 11/15/17	142,450

Media — 0.7%
	Affinion Group Inc.:
1,030,000	Senior Notes, 10.125% due 10/15/13	1,046,737
90,000	Senior Subordinated Notes, 11.500% due 10/15/15	88,763
1,540,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	981,750
3,014,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	2,471,480
	CCH II LLC/CCH II Capital Corp., Senior Notes:
2,410,000	10.250% due 9/15/10	2,373,850
1,059,000	10.250% due 10/1/13	1,019,287
490,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	382,200
70,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	63,395
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	252,693
	Comcast Corp., Notes:
730,000	6.500% due 1/15/15	763,037
1,950,000	6.500% due 1/15/17	2,036,642

See Notes to Financial Statements.

26         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Media — 0.7% (continued)
$2,210,000	Dex Media Inc., Discount Notes, step bond to yield 8.765% due 11/15/13	$2,022,150
2,260,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	2,084,850
70,000	News America Inc., Notes, 6.650% due 11/15/37 (e)	72,441
	R.H. Donnelley Corp.:
1,440,000	Senior Discount Notes, 6.875% due 1/15/13	1,296,000
2,175,000	Senior Notes, 8.875% due 1/15/16	2,044,500
310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	374,521
	Time Warner Inc.:
190,000	Senior Debentures, 7.700% due 5/1/32	211,712
2,790,000	Senior Notes, 6.875% due 5/1/12 (c)	2,940,635
660,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (e)	637,725

	Total Media	23,164,368

Metals & Mining — 0.2%
2,010,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,160,750
1,725,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,794,000
505,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (d)(e)(g)	431,775
255,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	240,975
850,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15 (e)	843,625
240,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12 (e)	242,400
610,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	552,050
	Vale Overseas Ltd., Notes:
50,000	8.250% due 1/17/34	58,142
2,050,000	6.875% due 11/21/36	2,084,052

	Total Metals & Mining	8,407,769

Multi-Utilities — 0.0%
600,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	616,751

Multiline Retail — 0.1%
1,335,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (e)(g)	1,057,988
2,285,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	2,390,681

	Total Multiline Retail	3,448,669

Oil, Gas & Consumable Fuels — 1.3%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	563,796
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	754,762
1,325,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,344,875
2,125,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	2,066,562
525,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	534,188
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	1,294,352
	El Paso Corp.:
	Medium-Term Notes:
400,000	7.375% due 12/15/12	411,520
1,175,000	7.800% due 8/1/31	1,198,332
2,780,000	7.750% due 1/15/32 (c)	2,835,814

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         27

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 1.3% (continued)
$1,620,000	Senior Subordinated Notes, 7.000% due 6/15/17	$1,629,780
740,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	758,794
1,095,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,059,413
	Gazprom, Loan Participation Notes:
2,420,000	6.212% due 11/22/16 (e)	2,327,798
100,000	Senior Notes, 6.510% due 3/7/22 (e)	95,320
80,000	Hess Corp., Notes, 7.300% due 8/15/31	90,129
1,045,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,003,200
	Kerr-McGee Corp.:
1,730,000	6.950% due 7/1/24	1,852,598
	Notes:
2,600,000	6.875% due 9/15/11 (c)	2,769,429
145,000	7.875% due 9/15/31	173,400
	Kinder Morgan Energy Partners LP:
60,000	6.750% due 3/15/11	62,988
	Senior Notes:
10,000	6.300% due 2/1/09	10,132
160,000	7.125% due 3/15/12	171,184
50,000	5.000% due 12/15/13	48,570
1,350,000	6.000% due 2/1/17	1,352,261
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	82,238
	OPTI Canada Inc., Senior Secured Notes:
400,000	7.875% due 12/15/14 (e)	393,000
1,230,000	8.250% due 12/15/14 (e)	1,223,850
77,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	81,546
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	61,500
400,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (e)	368,000
1,900,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	1,876,250
1,385,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)	1,322,675
10,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	9,700
3,030,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14 (c)	2,825,475
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	7.250% due 5/1/12	1,038,510
1,415,000	7.000% due 2/1/14	1,407,925
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	105,840
1,770,000	Notes, 8.750% due 3/15/32	2,172,675
	Senior Notes:
2,500,000	7.625% due 7/15/19	2,721,875
780,000	7.750% due 6/15/31	858,000
1,820,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	1,991,358

	Total Oil, Gas & Consumable Fuels	42,949,614

Paper & Forest Products — 0.2%
	Abitibi-Consolidated Co. of Canada, Senior Notes:
100,000	7.750% due 6/15/11	78,500

See Notes to Financial Statements.

28         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Paper & Forest Products — 0.2% (continued)
$430,000	8.491% due 6/15/11 (d)	$341,850
800,000	8.375% due 4/1/15	598,000
400,000	Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18	265,000
2,845,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14 (c)	2,830,775
2,105,000	NewPage Corp., Senior Secured Notes, 11.161% due 5/1/12 (d)	2,181,306
600,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	630,658

	Total Paper & Forest Products	6,926,089

Pharmaceuticals — 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,536,455

Real Estate Management & Development — 0.1%
1,205,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	777,225
1,755,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (e)	1,110,038

	Total Real Estate Management & Development	1,887,263

Road & Rail — 0.2%
2,090,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	2,199,725
3,445,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (c)	3,582,800
30,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (d)	29,737
100,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	100,625
360,050	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	377,759

	Total Road & Rail	6,290,646

Semiconductors & Semiconductor Equipment — 0.0%
1,230,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	1,103,925

Software — 0.0%
110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	95,700

Specialty Retail — 0.0%
1,245,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,070,700
25,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	26,625

	Total Specialty Retail	1,097,325

Textiles, Apparel & Luxury Goods — 0.1%
811,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	813,027
1,914,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	1,425,930

	Total Textiles, Apparel & Luxury Goods	2,238,957

Thrifts & Mortgage Finance — 0.1%
	Countrywide Financial Corp., Medium-Term Notes:
30,000	5.076% due 6/18/08 (d)	26,541
20,000	5.384% due 1/5/09 (d)	15,849
1,300,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	992,126
1,250,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,093,750

	Total Thrifts & Mortgage Finance	2,128,266

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         29

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Tobacco — 0.0%
	Alliance One International Inc., Senior Notes:
$150,000	8.500% due 5/15/12	$147,000
200,000	11.000% due 5/15/12	210,000
410,000	Altria Group Inc., Notes, 7.000% due 11/4/13	459,073

	Total Tobacco	816,073

Trading Companies & Distributors — 0.1%
1,730,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (e)	1,539,700
1,040,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	967,200
1,750,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (e)	1,636,250

	Total Trading Companies & Distributors	4,143,150

Transportation Infrastructure — 0.0%
	Saint Acquisition Corp.:
1,060,000	Secured Notes, 12.500% due 5/15/17 (e)	552,525
320,000	Senior Secured Notes, 12.619% due 5/15/15 (d)(e)	166,800

	Total Transportation Infrastructure	719,325

Wireless Telecommunication Services — 0.4%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (e)(g)	444,000
165,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	155,925
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12 (c)	4,896,941
60,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	59,156
	Sprint Capital Corp.:
10,000	Notes, 8.750% due 3/15/32	11,302
	Senior Notes:
3,385,000	8.375% due 3/15/12 (c)	3,669,286
1,000,000	6.875% due 11/15/28	950,912
3,060,000	True Move Co., Ltd., 10.750% due 12/16/13 (c)(e)	3,105,900

	Total Wireless Telecommunication Services	13,293,422

	TOTAL CORPORATE BONDS & NOTES (Cost — $342,463,045)	328,639,480

MORTGAGE-BACKED SECURITIES — 6.0%
FHLMC — 2.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
38,938	8.000% due 7/1/20	41,082
11,178,954	5.118% due 6/1/35 (c)(d)	11,201,790
375,131	6.670% due 8/1/36 (d)	386,671
675,711	6.899% due 8/1/36 (d)	687,366
992,209	6.485% due 9/1/36 (d)	1,022,495
371,954	6.650% due 10/1/36 (d)	381,244
660,485	5.960% due 5/1/37 (d)	672,843
4,910,907	6.116% due 9/1/37 (c)(d)	4,978,335
3,600,000	6.000% due 1/14/38 (i)	3,653,438
	Gold:
1,055,638	7.000% due 6/1/17	1,098,635

See Notes to Financial Statements.

30         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

FHLMC — 2.0% (continued)
$36,519,034	6.000% due 7/1/21-12/1/37 (c)	$37,262,683
141,498	8.500% due 9/1/25	152,252
1,246,607	6.500% due 3/1/26-8/1/29	1,292,191
4,380,534	6.000% due 9/1/32-12/1/37	4,452,335

	Total FHLMC	67,283,360

FNMA — 3.2%
	Federal National Mortgage Association (FNMA):
770,031	6.500% due 10/1/10-5/1/29	798,080
760,769	8.000% due 12/1/12-2/1/31	779,803
3,985,183	5.500% due 1/1/14-4/1/35	3,992,127
2,698,151	7.000% due 3/15/15-6/1/32	2,847,722
1,861,904	5.000% due 7/1/18-1/1/36	1,853,705
308,663	4.500% due 11/1/23	298,632
61,868	9.000% due 1/1/24	66,885
817,978	7.500% due 11/1/26-7/1/32	872,046
49,331	8.500% due 10/1/30	53,140
4,298,828	6.048% due 4/1/35 (c)(d)	4,416,070
151,561	5.135% due 9/1/35 (d)	154,184
10,332,817	5.633% due 4/1/36 (c)(d)	10,455,519
15,682,397	5.566% due 5/1/36 (c)(d)	15,871,077
2,755,666	6.000% due 10/1/36 (c)	2,799,344
3,181,623	6.000% due 10/1/36	3,232,053
493,663	5.632% due 8/1/37 (d)	500,297
49,700,000	5.000% due 1/14/38 (i)	48,496,316
2,700,000	5.500% due 1/14/38 (i)	2,697,046
5,400,000	6.000% due 1/14/38 (i)	5,483,533

	Total FNMA	105,667,579

GNMA — 0.8%
	Government National Mortgage Association (GNMA):
26,174,256	5.500% due 8/15/21 (c)	26,551,023
1,398,981	7.000% due 2/15/24-12/15/31	1,484,280

	Total GNMA	28,035,303

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $199,729,543)	200,986,242

SOVEREIGN BONDS — 0.1%
Canada — 0.0%
300,000	Province of Ontario, 3.282% due 3/28/08	299,011

Mexico — 0.0%
	United Mexican States,
	Medium-Term Notes, Series A:
486,000	5.625% due 1/15/17	492,308
190,000	6.750% due 9/27/34	210,235

	Total Mexico	702,543

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         31

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Russia — 0.1%
$1,962,180	Russian Federation, 7.500% due 3/31/30 (e)	$2,241,791

Supranational — 0.0%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,281,596

	TOTAL SOVEREIGN BONDS (Cost — $4,273,301)	4,524,941

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.4%
U.S. Government Agencies — 0.2%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	476,909
	Federal Home Loan Bank (FHLB):
600,000	Bonds, 4.625% due 10/10/12	618,198
300,000	Global Bonds, 5.500% due 7/15/36	329,710
	Federal Home Loan Mortgage Corp. (FHLMC):
430,000	5.250% due 2/24/11	435,905
500,000	4.625% due 5/28/13	500,345
490,000	Medium-Term Notes, 5.450% due 11/21/13	494,195
	Federal National Mortgage Association (FNMA):
2,100,000	5.750% due 2/15/08	2,102,757
350,000	5.000% due 8/24/11	350,094
790,000	Notes, 5.625% due 5/19/11	809,328
190,000	Tennessee Valley Authority, 5.980% due 4/1/36	216,824

	Total U.S. Government Agencies	6,334,265

U.S. Government Obligations — 0.2%
	U.S. Treasury Bonds:
20,000	4.750% due 2/15/37	20,937
420,000	5.000% due 5/15/37	457,899
	U.S. Treasury Notes:
3,000,000	4.000% due 8/31/09 (c)	3,045,003
170,000	4.500% due 9/30/11	177,411
1,020,000	4.625% due 7/31/12	1,071,319
1,030,000	4.125% due 8/31/12	1,060,820
21,000	5.125% due 5/15/16	22,736
	U.S. Treasury Strip Principal (STRIPS):
525,000	Zero coupon bond to yield 4.350% due 5/15/13	433,654
500,000	Zero coupon bond to yield 4.829% due 2/15/16	359,018

	Total U.S. Government Obligations	6,648,797

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $12,719,930)	12,983,062

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.8%
	U.S. Treasury Bonds, Inflation Indexed:
747,360	2.000% due 1/15/26	744,558
4,827,713	2.375% due 1/15/27 (c)	5,106,818
355,841	3.875% due 4/15/29	470,933

See Notes to Financial Statements.

32         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.8% (continued)
	U.S. Treasury Notes, Inflation Indexed:
$178,347	3.875% due 1/15/09	$183,670
2,194,592	0.875% due 4/15/10	2,187,907
3,284,018	2.375% due 4/15/11 (c)	3,424,105
508,811	2.000% due 1/15/14	525,705
150,373	1.875% due 7/15/15	153,322
2,199,976	2.000% due 1/15/16	2,258,414
1,675,906	2.500% due 7/15/16	1,787,721
9,841,905	2.375% due 1/15/17 (c)	10,388,593

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $25,397,283)	27,231,746

Warrants
WARRANTS — 0.0%
234,035	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (a)(b)*	0
505	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(b)(e)*	0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(b)(e)*	0
485	IWO Holdings Inc., Expires 1/15/11 (a)(b)(e)*	0
505	Merrill Corp., Class B Shares, Expires 5/1/09 (a)(b)(e)*	0

	TOTAL WARRANTS (Cost — $194,409)	0

Contracts
PURCHASED OPTIONS — 0.9%
1,184	Eurodollar Futures, Call @ $94.00, expires 3/17/08	5,224,400
268	Eurodollar Futures, Put @ $94.00, expires 6/16/08	1,675
1,482	First American Corp., Put @ $35.00, expires 4/19/08	592,800
8,015	Johnson & Johnson, Call @ $60.00, expires 1/17/09	7,614,250
4,030	Johnson & Johnson, Call @ $65.00, expires 1/17/09	2,458,300
2,789	Marsh & McLennan Cos. Inc., Call @ $25.00, expires 1/19/08	418,350
4,446	S&P 500 Index, Put @ $1,440.00, expires 1/19/08	7,558,200
1,481	S&P 500 Index, Put @ $1,460.00, expires 1/19/08	3,539,590
1,482	Target Corp., Call @ $55.00, expires 1/17/09	1,052,220

	TOTAL PURCHASED OPTIONS (Cost — $33,449,381)	28,459,785

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,231,851,381)	3,276,280,055

Face Amount
SHORT-TERM INVESTMENTS — 3.9%
U.S. Government Agency — 0.1%
$2,680,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.196% — 5.203% due 3/17/08 (j)(k) (Cost — $2,651,655)	2,657,193

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         33

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

Repurchase Agreements — 3.8%
$84,849,000	Interest in $84,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $84,869,505; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 10/17/36; Market value — $86,546,427)	$84,849,000
42,155,000	Morgan Stanley repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $42,164,953; (Fully collateralized by various U.S. government agency obligations, 0.000% due 1/10/08 to 6/11/08; Market value — $43,215,860) (c)	42,155,000

	Total Repurchase Agreements (Cost — $127,004,000)	127,004,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $129,655,655)	129,661,193

	TOTAL INVESTMENTS — 102.4% (Cost — $3,361,507,036)	3,405,941,248
	Liabilities in Excess of Other Assets — (2.4)%	(79,996,039)

	TOTAL NET ASSETS — 100.0%	$3,325,945,209

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts and TBA’s.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Security is currently in default.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $3,380,014,940.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principle Securities

Schedule of Options Written (December 31, 2007)

Contracts	Security	Expiration Date	Strike Price	Value
20,331	Bank of America Corp., Call	5/17/08	$45.00	$3,252,960
2	Eurodollar Futures, Call	3/17/08	95.50	1,587
3	Eurodollar Futures, Call	3/17/08	96.00	600
4,045	Lehman Brothers Inc., Call	4/19/08	65.00	2,564,530
4,626	Merrill Lynch & Co. Inc., Call	4/19/08	60.00	1,087,110
22,533	Wells Fargo & Co., Call	4/19/08	32.50	2,816,625
98	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	107.00	4,594
46	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	109.50	8,625

	TOTAL OPTIONS WRITTEN (Premiums received — $14,745,050)			$9,736,631

See Notes to Financial Statements.

34         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $3,361,507,036)	$3,405,941,248
Foreign currency, at value (Cost — $6,938)	7,127
Dividends and interest receivable	10,901,321
Receivable for securities sold	9,895,080
Receivable for Fund shares sold	2,991,766
Receivable from broker — variation margin on open futures contracts	826,762
Principal paydown receivable	557,168
Receivable for forward currency contracts	243,320
Unrealized appreciation on swaps	58,181
Premium received for swaps purchased	7,687
Prepaid expenses	162,659

Total Assets	3,431,592,319

LIABILITIES:
Payable for securities purchased	85,218,806
Options written, at value (premium received $14,745,050)	9,736,631
Payable for Fund shares repurchased	5,280,005
Investment management fee payable	2,057,217
Distribution fees payable	1,257,334
Due to custodian	960,992
Payable for open forward currency contracts	228,494
Trustees’ fees payable	87,967
Accrued expenses	819,664

Total Liabilities	105,647,110

Total Net Assets	$3,325,945,209

NET ASSETS:
Par value (Note 6)	$2,082
Paid-in capital in excess of par value	3,207,835,736
Overdistributed net investment income	(63,771)
Accumulated net realized gain on investments, futures contracts, options written, swap contracts, foreign currency transactions and short sales	69,238,548
Net unrealized appreciation on investments, futures contracts, options written, swap contracts and foreign currencies	48,932,614

Total Net Assets	$3,325,945,209

Shares Outstanding:
Class A	143,495,121

Class B	32,318,305

Class C	31,895,404

Class I	486,503

Net Asset Value:
Class A (and redemption price)	$16.03

Class B *	$15.84

Class C *	$15.88

Class I (offering price and redemption price)	$16.32

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.01

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         35

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$52,718,589
Dividends	37,398,985
Less: Foreign taxes withheld	(685,655)

Total Investment Income	89,431,919

EXPENSES:
Investment management fee (Note 2)	25,079,552
Distribution fees (Notes 2 and 4)	15,471,879
Transfer agent fees (Note 4)	3,046,714
Shareholder reports (Note 4)	202,466
Registration fees	124,585
Trustees’ fees	180,961
Legal fees	113,683
Audit and tax	69,693
Insurance	58,849
Custody fees	48,814
Miscellaneous expenses	32,842

Total Expenses	44,430,038
Less: Fee waivers and/or expense reimbursements (Note 2)	(133,640)

Net Expenses	44,296,398

Net Investment Income	45,135,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND SHORT SALES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	412,678,813
Futures contracts	7,752,751
Options written	9,119,551
Swap contracts	79
Foreign currency transactions	(856,143)
Short sales	(2,580,868)

Net Realized Gain	426,114,183

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(250,083,548)
Futures contracts	(587,037)
Options written	4,853,181
Swap contracts	58,181
Foreign currencies	57,813

Change in Net Unrealized Appreciation/Depreciation	(245,701,410)

Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	180,412,773

Increase in Net Assets From Operations	$225,548,294

See Notes to Financial Statements.

36         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$45,135,521	$71,440,140
Net realized gain	426,114,183	378,168,869
Change in net unrealized appreciation/depreciation	(245,701,410)	(136,939,469)
Increase from payment by affiliate	—	15,000

Increase in Net Assets From Operations	225,548,294	312,684,540

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(45,896,633)	(71,415,837)
Net realized gains	(371,038,904)	(234,758,346)

Decrease in Net Assets From Distributions to Shareholders	(416,935,537)	(306,174,183)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	348,092,840	528,015,372
Reinvestment of distributions	366,270,929	260,619,829
Cost of shares repurchased	(746,812,745)	(635,122,421)
Net assets of shares issued in connection with merger (Note 7)	138,433,104	577,254,408

Increase in Net Assets From Fund Share Transactions	105,984,128	730,767,188

Increase (Decrease) in Net Assets	(85,403,115)	737,277,545
NET ASSETS:
Beginning of year	3,411,348,324	2,674,070,779

End of year*	$3,325,945,209	$3,411,348,324

* Includes (overdistributed) undistributed net investment income, respectively of:	$(63,771)	$2,946,956

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         37

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$17.06		$17.12		$16.50	$15.55	$11.99

Income From Operations:
Net investment income	0.26		0.48		0.53	0.54	0.62
Net realized and unrealized gain	0.88		1.45		0.62	0.94	3.60

Total Income From Operations	1.14		1.93		1.15	1.48	4.22

Less Distributions From:
Net investment income	(0.26)		(0.48)		(0.53)	(0.53)	(0.63)
Net realized gains	(1.91)		(1.51)		—	—	—
Return of capital	—		—		—	—	(0.03)

Total Distributions	(2.17)		(1.99)		(0.53)	(0.53)	(0.66)

Net Asset Value, End of Year	$16.03		$17.06		$17.12	$16.50	$15.55

Total Return(2)	6.77%		11.69	%(3)	7.11%	9.75%	36.17%

Net Assets, End of Year (millions)	$2,300		$2,295		$1,602	$1,356	$1,086

Ratios to Average Net Assets:
Gross expenses	1.07%		1.09	%(4)	1.13%	1.12%	1.12%
Net expenses	1.07		1.08	(4)(5)	1.13	1.09 (5)	1.12
Net investment income	1.50		2.77		3.17	3.41	4.60

Portfolio Turnover Rate	189	%(6)	175	%(7)	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.08% and 1.07%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

See Notes to Financial Statements.

38         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$16.91		$16.99		$16.38	$15.45	$11.90

Income From Operations:
Net investment income	0.16		0.39		0.43	0.45	0.55
Net realized and unrealized gain	0.87		1.43		0.63	0.93	3.58

Total Income From Operations	1.03		1.82		1.06	1.38	4.13

Less Distributions From:
Net investment income	(0.19)		(0.39)		(0.45)	(0.45)	(0.55)
Net realized gains	(1.91)		(1.51)		—	—	—
Return of capital	—		—		—	—	(0.03)

Total Distributions	(2.10)		(1.90)		(0.45)	(0.45)	(0.58)

Net Asset Value, End of Year	$15.84		$16.91		$16.99	$16.38	$15.45

Total Return(2)	6.16%		11.03	%(3)	6.60%	9.16%	35.56%

Net Assets, End of Year (millions)	$512		$601		$599	$620	$612

Ratios to Average Net Assets:
Gross expenses	1.64%		1.65	%(4)	1.66%	1.63%	1.63%
Net expenses	1.64		1.64	(4)(5)	1.66	1.61 (5)	1.63
Net investment income	0.93		2.23		2.63	2.88	4.11

Portfolio Turnover Rate	189	%(6)	175	%(7)	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.63%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         39

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$16.96		$17.02		$16.42	$15.50	$11.94

Income From Operations:
Net investment income	0.13		0.35		0.39	0.41	0.50
Net realized and unrealized gain	0.87		1.45		0.62	0.93	3.60

Total Income From Operations	1.00		1.80		1.01	1.34	4.10

Less Distributions From:
Net investment income	(0.17)		(0.35)		(0.41)	(0.42)	(0.51)
Net realized gains	(1.91)		(1.51)		—	—	—
Return of capital	—		—		—	—	(0.03)

Total Distributions	(2.08)		(1.86)		(0.41)	(0.42)	(0.54)

Net Asset Value, End of Year	$15.88		$16.96		$17.02	$16.42	$15.50

Total Return(2)	5.98%		10.91	%(3)	6.29%	8.83%	35.17%

Net Assets, End of Year (millions)	$506		$513		$445	$392	$289

Ratios to Average Net Assets:
Gross expenses	1.82%		1.86	%(4)	1.93%	1.90%	1.89%
Net expenses	1.80	(5)(6)	1.83	(4)(5)	1.93	1.88 (5)	1.89
Net investment income	0.78		2.02		2.37	2.63	3.69

Portfolio Turnover Rate	189	%(7)	175	%(8)	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.84% and 1.82%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.79% for Class C shares until May 1, 2008.

(7)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

See Notes to Financial Statements.

40         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$17.33		$17.37		$16.72	$15.72	$12.12

Income From Operations:
Net investment income	0.33		0.56		0.59	0.60	0.68
Net realized and unrealized gain	0.89		1.45		0.64	0.98	3.63

Total Income From Operations	1.22		2.01		1.23	1.58	4.31

Less Distributions From:
Net investment income	(0.32)		(0.54)		(0.58)	(0.58)	(0.68)
Net realized gains	(1.91)		(1.51)		—	—	—
Return of capital	—		—		—	—	(0.03)

Total Distributions	(2.23)		(2.05)		(0.58)	(0.58)	(0.71)

Net Asset Value, End of Year	$16.32		$17.33		$17.37	$16.72	$15.72

Total Return(2)	7.13%		12.01	%(3)	7.53%	10.32%	36.62%

Net Assets, End of Year (millions)	$8		$2		$3	$3	$81

Ratios to Average Net Assets:
Gross expenses	0.77%		0.78	%(4)	0.79%	0.77%	0.77%
Net expenses	0.74	(5)(6)	0.77	(4)(5)	0.79	0.76 (5)	0.77
Net investment income	1.85		3.12		3.50	3.58	4.99

Portfolio Turnover Rate	189	%(7)	175	%(8)	49%	66%	77%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.76%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective March 16, 2007, the manager has contractually agreed to waive and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual expenses to 0.74% for Class I shares until May 1, 2008.

(7)	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 185% for the year ended December 31, 2006.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         41

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Income Funds, a Massachusetts business trust registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of the portfolio securities because of the changes in stock market prices or interest rates, as a substitute for buying or selling securities, as a cash management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as” variation margin,” are made or received by the Fund each day, depending on the daily fluctuations

42         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         43

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(f) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value od the swap, and in certain instances take delivery of the security. As the seller, the Fund would be effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(g) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

44         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Short Sales of Securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         45

Notes to Financial Statements (continued)

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and

46         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ (76,087)	—	$76,087
(b)	(2,152,772)	$2,152,772	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of credit default swaps.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Western Asset and ClearBridge 70% of the net management fee it receives from the Fund. This fee is divided between the subadvisers, on a pro-rata basis, based on the assets allocated to each subadviser, from time to time. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         47

Notes to Financial Statements (continued)

During the year ended December 31, 2007, the Fund was reimbursed for expenses in the amount of $133,640.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $118,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$4,000	$579,000	$19,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2007. As of December 31, 2007, the Fund had accrued $53,827 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$5,404,223,114	$118,893,448

Sales	5,800,555,702	131,491,332

48         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$211,721,486
Gross unrealized depreciation	(185,795,178)

Net unrealized appreciation	$25,926,308

At December 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	37	3/08	$8,829,398	$8,858,263	$28,865
Eurodollar	27	6/08	6,417,010	6,497,213	80,203
Federal Republic of Germany, 10 Year Bonds	211	3/08	35,657,118	34,893,599	(763,519)
U.S. Treasury 2-Year Notes	248	3/08	52,132,084	52,142,000	9,916
U.S. Treasury 5-Year Notes	582	3/08	63,984,465	64,183,687	199,222
U.S. Treasury 10-Year Notes	209	3/08	23,539,670	23,698,641	158,971
U.S. Treasury Bonds	143	3/08	16,845,207	16,641,625	(203,582)

Net Unrealized Loss on Open Futures Contracts					$(489,924)

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding December 31, 2006	503	$233,426
Options written	72,674	36,695,028
Options closed	(20,838)	(21,886,957)
Options exercised	(23)	(36,685)
Options expired	(632)	(259,762)

Options written, outstanding December 31, 2007	51,684	$14,745,050

At December 31, 2007, the Fund had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Japanese Yen	$835,590,000	$7,515,165	2/12/08	$96,931

Contracts to Sell:
British Pound	2,784,000	5,535,198	2/12/08	146,389
Eurodollar	5,960,000	8,719,408	2/12/08	(228,494)

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$14,826

Legg Mason Partners Capital and Income Fund 2007 Annual Report         49

Notes to Financial Statements (continued)

At December 31, 2007, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/19/07
Notional Amount:	$3,700,000
Payments Made by Fund:	Floating Rate, 3 Month Libor
Payments Received by Fund:	Fixed Rate, 4.000%
Termination Date:	12/15/09
Unrealized Appreciation	$15,989

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/16/07
Notional Amount:	$3,419,000
Payments Made by Fund:	Floating Rate, 3 Month Libor
Payments Received by Fund:	Fixed Rate, 4.400%
Termination Date:	5/31/12
Unrealized Appreciation	$38,544

At December 31, 2007, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp.
Notional Amount:	$190,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	Fixed Rate, 3.100%
Termination Date:	12/20/12
Unrealized Appreciation	$2,191

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC Assurance Corp.
Notional Amount:	$160,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Appreciation	$1,978

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	AMBAC Assurance Corp.
Notional Amount:	$100,000
Payments Received by Fund:	Payment only if credit event occurs
Payments Made by Fund:	Fixed Rate, 3.600%
Termination Date:	12/20/12
Unrealized Appreciation	$1,237

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	11/2/07
Reference Entity:	MBIA Insurance Corp.
Notional Amount:	$130,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	Fixed Rate, 3.050%
Termination Date:	12/20/12
Unrealized Depreciation	$(1,758)

50         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007 the Fund held TBA securities with a total cost of $60,251,195. The average monthly balance of mortgage dollar rolls outstanding for the fund for the year ended December 31, 2007 was approximately $57,283,104.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$5,935,237	$1,843,724	$124,688
Class B	4,204,901	790,751	49,600
Class C	5,331,741	410,538	27,728
Class I	—	1,701	450

Total	$15,471,879	$3,046,714	$202,466

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income
Class A	$34,776,617	$49,102,110
Class B	5,856,395	12,813,559
Class C	5,134,713	9,254,830
Class I	128,908	83,186
Class O†	—	155,704
Salomon Brothers Class A†	—	3,182
Salomon Brothers Class B†	—	1,373
Salomon Brothers Class C†	—	1,893

Total	$45,896,633	$71,415,837

Net Realized Gains
Class A	$254,660,161	$149,755,011
Class B	58,335,712	46,318,097
Class C	57,181,823	38,488,734
Class I	861,208	196,504

Total	$371,038,904	$234,758,346

†	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         51

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,828,546	$241,837,258	20,713,366	$363,360,079
Shares issued on reinvestment	15,601,157	256,399,806	10,220,320	172,981,811
Shares repurchased	(23,999,573)	(420,703,490)	(18,389,365)	(321,947,334)
Shares issued with merger	3,574,604	60,381,532	28,370,660	474,473,748

Net Increase	9,004,734	$137,915,106	40,914,981	$688,868,304

Class B
Shares sold	3,123,031	$54,189,193	5,211,501	$90,619,795
Shares issued on reinvestment	3,468,238	56,391,385	3,000,002	50,250,601
Shares repurchased	(10,581,964)	(183,475,732)	(10,923,704)	(189,868,456)
Shares issued with merger	778,390	13,022,411	2,997,123	49,656,335

Net Increase (Decrease)	(3,212,305)	$(59,872,743)	284,922	$658,275

Class C
Shares sold	2,948,408	$51,232,670	4,213,815	$73,417,886
Shares issued on reinvestment	3,228,611	52,593,061	2,221,796	37,259,516
Shares repurchased	(7,796,760)	(135,716,053)	(5,526,297)	(96,296,910)
Shares issued with merger	3,233,677	54,228,164	3,198,460	53,124,185

Net Increase	1,613,936	$22,337,842	4,107,774	$67,504,677

Class I
Shares sold	46,462	$833,719	21,815	$383,914
Shares issued on reinvestment	53,115	886,677	—	—
Shares repurchased	(381,937)	(6,917,470)	(43,815)	(769,546)
Shares issued with merger	629,197	10,800,997	—	—

Net Increase (Decrease)	346,837	$5,603,923	(22,000)	$(385,632)

Class O†
Shares sold	—	—	811	$8,554
Shares issued on reinvestment	—	—	7,108	124,453
Shares repurchased	—	—	(1,411,387)	(24,938,395)

Net Increase (Decrease)	—	—	(1,403,468)	$(24,805,388)

Salomon Brothers Class A†
Shares sold	—	—	3,549	$62,224
Shares issued on reinvestment	—	—	133	2,347
Shares repurchased	—	—	(33,170)	(588,529)

Net Increase (Decrease)	—	—	(29,488)	$(523,958)

52         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Salomon Brothers Class B†
Shares sold	—	—	1,323	$22,745
Shares issued on reinvestment	—	—	45	794
Shares repurchased	—	—	(16,979)	(298,923)

Net Increase (Decrease)	—	—	(15,611)	$(275,384)

Salomon Brothers Class C†
Shares sold	—	—	8,092	$140,315
Shares issued on reinvestment	—	—	18	307
Shares repurchased	—	—	(23,496)	(414,328)

Net Increase (Decrease)	—	—	(15,386)	$(273,706)

†	Shares of Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C were converted to Class A shares on April 21, 2006.

7.	Transfer of Net Assets

On March 16, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Balanced Fund and the Legg Mason Balanced Trust (the “Acquired Funds”), pursuant to a plan of reorganization approved by Acquired Funds shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners Balanced Fund and the Legg Mason Balanced Trust on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Funds
Legg Mason Partners Balanced Fund	5,245,584	$88,380,952
Legg Mason Balanced Trust	2,970,284	50,052,152

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Balanced Fund Class A, Class B, Class C and Class O received 0.790040, 0.795103, 0.796557 and 0.787048 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively. Also, as part of the reorganization, for each share they held, shareholders of Legg Mason Balanced Trust Class FI, Primary Class and Institutional Class received 0.651559, 0.657772 and 0.637744 shares of the Fund’s Class A, Class C and Class I shares, respectively.

The total net assets of the Fund on the date of the transfer were $3,317,813,311.

The total net assets of the Legg Mason Partners Balanced Fund and the Legg Mason Balanced Trust before acquisition included unrealized appreciation of $11,812,566 and $7,297,173, respectively, accumulated net realized gain/(loss) of $12,886 and $(411), respectively and accumulated net investment loss of $20,756 and $0, respectively. Total net assets of the Fund immediately after the transfer were $3,456,246,415. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         53

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C	Class I
01/30/2007	01/31/2007	$0.044000	$0.044000	$0.044000	$0.044000

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary income	$285,143,631	$71,415,837
Net long-term capital gains	131,791,906	234,758,346

Total Distributions Paid	$416,935,537	$306,174,183

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$66,269,865
Undistributed long-term capital gains — net	18,973,804

Total undistributed earnings	$85,243,669

Other book/tax temporary differences(a)	2,439,013
Unrealized appreciation/(depreciation)(b)	30,424,709

Total accumulated earnings/(losses) — net	$118,107,391

*	During the taxable year ended December 31, 2007, the Fund utilized $38,687,490 of its capital loss carryover available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default, amortization of organization costs and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Serv-

54         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

ices Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         55

Notes to Financial Statements (continued)

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

56         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

Legg Mason Partners Capital and Income Fund 2007 Annual Report         57

Notes to Financial Statements (continued)

13.	Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

58         Legg Mason Partners Capital and Income Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Capital and Income Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Income Funds) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Capital and Income Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Legg Mason Partners Capital and Income Fund 2007 Annual Report         59

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreements, pursuant to which ClearBridge Advisors, LLC, Western Asset Management Company and Western Asset Management Company, Ltd. (collectively, the “Sub-Advisers”) provide day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

60         Legg Mason Partners Capital and Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed better than the median for all time periods. The Board noted that the Fund’s performance for all time periods was in the first quintile for funds in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. The Board

Legg Mason Partners Capital and Income Fund         61

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

members then discussed with representatives of management, the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s outperformance versus the Performance Universe. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Advisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of nine retail front-end load mixed-asset target allocation moderate funds and one global flexible portfolio fund selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation moderate funds and global flexible portfolio funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio was slightly higher than the median of the

62         Legg Mason Partners Capital and Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

total expense ratios of the funds in the Expense Group and slightly lower than the median of the total expense ratios of the funds in the Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Partners Capital and Income Fund         63

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

64         Legg Mason Partners Capital and Income Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Capital and Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

Legg Mason Partners Capital and Income Fund         65

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

66         Legg Mason Partners Capital and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Capital and Income Fund         67

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

68         Legg Mason Partners Capital and Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Capital and Income Fund         69

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	1/30/2007	2/27/2007	3/29/2007	4/27/2007	5/30/2007	6/28/2007
Payable Date:	1/31/2007	2/28/2007	3/30/2007	4/30/2007	5/31/2007	6/29/2007

Ordinary Income:
Qualified Dividend Income for Individuals	8.10%	3.76%	3.76%	—	—	5.88%

Dividends Qualifying for the Dividends Received Deduction for Corporations	9.08%	9.08%	9.08%	—	—	9.08%

Long-Term Capital Gain Dividend	—	—	—	$0.100000	$0.082552	—

Record Date:	7/30/2007	8/30/2007	9/27/2007	10/30/2007	11/29/2007	12/26/2007
Payable Date:	7/31/2007	8/31/2007	9/28/2007	10/31/2007	11/30/2007	12/27/2007

Ordinary Income:
Qualified Dividend Income for Individuals	10.46%	10.46%	10.46%	10.46%	10.46%	10.46%

Dividends Qualifying for the Dividends Received Deduction for Corporations	9.08%	9.08%	9.08%	9.08%	9.08%	9.08%

Long-Term Capital Gain Dividend	—	—	—	—	—	$0.495121

Please retain this information for your records.

70         Legg Mason Partners Capital and Income Fund

Legg Mason Partners Capital and Income Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTOR

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital and Income Fund. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD0420 2/08	SR08-510

Legg Mason Partners

Capital and Income Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008